Basis of Presentation of the Consolidated Financial Statements - Lease liabilities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Jan. 01, 2019
Disclosure of initial application of standards or interpretations [line items]
Increase In Financial expense due to increase in lease liabilities	$ 8,962
Increase In depreciation due to Right of use asset	$ 30,056
IFRS 16
Disclosure of initial application of standards or interpretations [line items]
Right-of-use assets		$ 71,826
Total lease liabilities		$ 71,826
Weighted-average rate applied in discounting lease payments to lease liabilities		9.70%
Minimum future payments of operating leases as of 12-31-2018		$ 97,657
Effect of the discount at the incremental borrowing rate		(20,853)
Minimum payments for short-term leases, at the transition date		$ (4,978)